Exhibit 99.1

IRREVOCABLE PROXY AND POWER OF ATTORNEY

This IRREVOCABLE PROXY AND POWER OF ATTORNEY (this “Proxy Agreement”) is entered into as of September 30, 2021, by and among SB Energy Global Holdings One Ltd. (“SoftBank”), ACON S2 Acquisition Corp. (the “Company”), ESS Tech, Inc. (“ESS”), and the Secretary of the Company (the “Proxyholder”). Each of SoftBank, ESS, the Proxyholder and the Company may hereinafter be referred to as a “Party” and collectively as the “Parties.” SoftBank and its respective affiliates are collectively referred to herein as “SoftBank.” The Proxyholder shall initially be Amir Moftakhar. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Letter Agreement (as defined below).

WHEREAS, SoftBank, ESS, and the Company are entering into this Proxy Agreement pursuant to the terms and conditions contemplated by that certain letter agreement by and among SoftBank and ESS, dated as of May 6, 2021 (the “Letter Agreement”);

WHEREAS, the Company entered into a merger agreement, dated May 6, 2021, with ESS and SCharge Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into ESS, with ESS surviving the merger and becoming a wholly-owned direct subsidiary of the Company (the “Merger”), and each outstanding share of ESS will be converted into and exchanged for shares of the surviving corporation of the Merger (“New ESS”);

WHEREAS, SoftBank is currently the holder of certain shares of capital stock of ESS, and pursuant to, and at the closing of the Merger Transaction and the transactions contemplated thereby (the “Closing”), SoftBank will receive shares of New ESS in exchange for its shares of ESS and acquire additional shares of capital stock of New ESS (all such shares now or hereafter acquired, and for so long as such shares are held, by SoftBank, collectively, the “Shares”);

WHEREAS, effective upon and subject to the consummation of the Closing, SoftBank desires to grant to the Proxyholder, and the Proxyholder desires to accept, a proxy and undertaking in respect of the voting rights of the Shares; and

WHEREAS, the Board of Directors of ESS (or a duly authorized committee thereof) has approved this Proxy Agreement, the designation of the Secretary of the Company as the Proxyholder and the transactions contemplated hereby.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to and authorize the following terms, which for the avoidance of doubt will only take effect at the Closing subject to the aforementioned approvals.

1.    GRANT OF PROXY AND POWER OF ATTORNEY. Effective upon and subject to the consummation of the Closing, the Parties hereby agree to the following:

(a)    SoftBank hereby irrevocably appoints, authorizes and empowers the Proxyholder, with full power of substitution and resubstitution (subject to SoftBank’s approval in each case), as SoftBank’s exclusive attorney-in-fact and proxy, on behalf of SoftBank and in its stead, to vote and otherwise exercise all voting and voting-related rights (to the fullest extent that SoftBank otherwise would be entitled or eligible) with respect to the Subject Shares (as defined below) in any vote, consent, election, waiver or other action of New ESS’ stockholders, whether under applicable law, stock exchange regulation, New ESS’ Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time (the “Charter”) or New ESS’ bylaws, as may be amended and/or restated from time to time (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law) (each, a “Stockholder Vote”), in the same manner as if SoftBank was personally acting on any such matter. For purposes of this Proxy Agreement, and with respect to each Stockholder Vote, (x) the “SB Retained Shares” shall mean, (A) prior to the CFIUS Approval (as defined in the Letter Agreement), such Shares that represent up to and including 9.9% of the voting power of the issued and outstanding shares of New ESS entitled to vote in such Stockholder Vote as of the applicable record date for the relevant Stockholder Vote, and (B) from and after the CFIUS Approval, such shares that represent up to and including 19.9% of the voting power of the issued and outstanding shares of New ESS entitled to vote in such Stockholder Vote as of the applicable record date for the relevant Stockholder Vote, and (y) the “Subject Shares” shall mean, as of the applicable record date for the relevant Stockholder Vote, any and all Shares other than the SB Retained Shares. For the avoidance of doubt, SoftBank shall retain all economic and other non-voting-related rights in the Subject Shares.

(b)    This Proxy Agreement shall not affect the rights and powers of SoftBank with respect to the SB Retained Shares, including the rights and powers of SoftBank to vote or otherwise exercise its voting and other rights in any manner with respect thereto.

(c)    For the avoidance of doubt, in connection with any transfer of Shares held by SoftBank to any party that is not an affiliate of SoftBank, this Proxy Agreement shall not apply to or otherwise bind the transferred shares and no such transferee shall be required to become a party to this or any other proxy agreement.

(d)    At any meeting of New ESS’ stockholders where any Stockholder Vote shall be taken, the Proxyholder shall instruct New ESS such that, and New ESS agrees to register or cause to be registered the applicable vote, consent, election, waiver, other action and/or abstention of the Subject Shares by the Proxyholder such that, the Subject Shares shall be voted, consented, elected, waived, otherwise acted and/or abstained in the same manner and proportion as all other shares of New ESS stock entitled to participate in the applicable Stockholder Vote are voted, consented, elected, waived, otherwise acted and/or abstained, excluding any shares of New ESS stock held by SoftBank. In the event that any Stockholder Vote is taken pursuant to an action by written consent of New ESS’ stockholders, the Proxyholder shall vote, consent, elect, waive, otherwise act and/or abstain the Subject Shares in the same manner and proportion as all other shares of New ESS stock entitled to participate in the applicable Stockholder Vote are voted, consented, elected, waived, otherwise acted and/or abstained, excluding any shares of New ESS stock held by SoftBank. The manner of soliciting any Stockholder Vote shall be in accordance with laws of the State of Delaware, the Charter and New ESS’ bylaws.

(e)    The Proxyholder shall exercise its powers and rights in accordance with this Proxy Agreement, including its right to vote and otherwise exercise all voting and voting-related rights with respect to the Subject Shares in any Stockholder Vote, in a manner that is independent and not subject to the “control” of SoftBank pursuant to 31 C.F.R. § 800.208. SoftBank shall not exercise, and shall not attempt to exercise, any such “control” over Proxyholder in connection with the Proxyholder’s exercise of its powers or rights in accordance with this Proxy Agreement.

(f)    SoftBank (i) hereby represents that there are no proxies in effect with respect to the Subject Shares other than the proxy granted by this Proxy Agreement and (ii) agrees not to grant any other proxies with respect to any of the Subject Shares.

(g)    If Amir Moftakhar ceases to serve as Secretary of New ESS, notwithstanding any provision of this Proxy Agreement to the contrary, (i) Amir Moftakhar shall cease to serve as SoftBank’s attorney-in-fact and proxy hereunder, (ii) New ESS’ then-current Secretary, or if such position is vacant, New ESS’ President, or if such position is vacant, New ESS’ Treasurer/Assistant Treasurer (each such individual, a “Subsequent Officer”) be, and hereby is, automatically and without further action by SoftBank, appointed as the Proxyholder (for the avoidance of doubt, for all purposes under this Proxy Agreement), and (iii) New ESS shall secure such Subsequent Officer’s execution of a joinder to this Proxy Agreement (for the avoidance of doubt, such execution shall not be a condition to the effectiveness of the Subsequent Officer’s appointment as the Proxyholder).

2.     MISCELLANEOUS.

(a)    This Proxy Agreement is coupled with an interest and is irrevocable (including in light of the fact that the Proxyholder, and each Subsequent Officer who may become the Proxyholder, is an equity holder and/or an officer of New ESS).

(b)    The Proxyholder shall have discretion in exercising its rights and performing its obligations under this Proxy Agreement. The Proxyholder, New ESS and its directors, officers, agents, employees, affiliates and other representatives (each such party other than the Proxyholder, a “Company Party”), shall not have or incur any liability whatsoever by reason of any act or omission of such Proxyholder in accordance with this Proxy Agreement, whether based upon mistake of fact or law or error of judgment, except in the case of Proxyholder’s fraud, willful misconduct or gross negligence; it being understood that this sentence shall not limit the liability of any Company Party for its own acts or omissions. Notwithstanding the foregoing, this Section 2(b) shall not affect SoftBank’s right to specific performance, injunctive relief or any other equitable remedies available to enforce, or prevent any violations of, the provisions of this Proxy Agreement.

(c)    SoftBank agrees to indemnify and hold harmless the Proxyholder against all losses that the Proxyholder suffers or may suffer in connection with the exercise of Proxyholder’s obligations hereunder. Notwithstanding the foregoing, any losses suffered by the Proxyholder as a result of Proxyholder’s fraud, willful misconduct or gross negligence shall not be indemnified by SoftBank.

(d)    This Proxy Agreement shall be in effect until, and shall automatically terminate upon, the earlier of (i) from and after the CFIUS Approval, the date SoftBank ceases to hold more than 15% of the voting power of the issued and outstanding shares of New ESS and (ii) the mutual written agreement of SoftBank and New ESS.

(e)    No provision of this Proxy Agreement may be amended, modified or waived, and this Proxy Agreement may not be terminated or cancelled (other than as expressly set forth herein), without the prior written consent of SoftBank and New ESS, nor shall any unilateral waiver be permitted.

(f)    All notices, requests and other communications made pursuant to this Proxy Agreement shall be in writing and shall be conclusively deemed to have been duly given when sent by confirmed electronic mail to the electronic mail address of the applicable Party or Parties as set forth on the signature pages hereto, if sent between 8:00 a.m. and 5:00 p.m. in the recipient’s local time on a business day, or on the next business day if sent other than between 8:00 a.m. and 5:00 p.m. in the recipient’s local time on a business day. A Party may change or supplement the address given on its signature page hereto, or designate additional addresses, for purposes of this Section 2(f) by giving the other Parties written notice of the new address in the manner set forth above.

(g)    This Proxy Agreement, all acts and transactions pursuant hereto and the rights and obligations of the Parties shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. Any legal suit, action or proceeding relating to, arising out of or arising under this Proxy Agreement shall be brought in the District Court of Delaware or the Delaware Court of Chancery (or if such court does not have jurisdiction, the Superior Court of Delaware), and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

(h)    The headings in this Proxy Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)    This Proxy Agreement may be executed in any number of textually identical counterparts (including by means of email or other electronic transmission), any one of which need not contain the signatures of more than one Party, but all of such counterparts together shall constitute one agreement.

(j)    The Proxyholder may not assign any of its rights or obligations hereunder without the prior written consent to such assignment by SoftBank and New ESS. Any attempted or purported assignment in violation of the foregoing sentence shall be null and void ab initio and of no force and effect. SoftBank may assign its rights and obligations hereunder to any of its affiliates, to which it transfers any Shares (except that the parties agree that notwithstanding any provision of this Proxy Agreement to the contrary, following any such transfer, the power to amend, modify, terminate or cancel this Proxy Agreement (to the extent permitted by this Proxy Agreement) shall remain with SoftBank), and any such affiliate to which Shares are transferred shall execute a joinder to this Proxy Agreement prior to such transfer (but only with respect to the Shares to be held by such person), with such transfer subject to the execution and delivery of such joinder. This Proxy Agreement and each provision hereof will inure to the benefit of and be enforceable by SoftBank, New ESS and their successors and permitted assigns, subject to the immediately preceding sentence.

(k)    If it is determined by a court of competent jurisdiction that any provision of this Proxy Agreement is invalid under applicable law, then (i) such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of this Proxy Agreement and (ii) to the fullest extent possible, such provision shall be adjusted to conform to applicable law so as to be valid and enforceable.

(l)    Each of the Parties acknowledges that (i) the rights of the Parties under this Proxy Agreement are unique; (ii) it will be impossible to measure in money the damages that would be suffered if the Parties fail to comply with any of the obligations imposed on them by this Proxy Agreement; and (iii) in the event of any such failure, an aggrieved Party will be irreparably damaged and will not have an adequate remedy at law. Any such Party shall, therefore, in addition to any other remedies that may be available to a Party upon any such violation, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Proxy Agreement, then none of the Parties shall raise the defense that there is an adequate remedy at law. Each Party waives any requirement for the security or posting of any bond in connection with such enforcement.

(m)    SoftBank hereby represents that neither SoftBank nor any other persons with a “voting interest for purposes of critical technology mandatory declarations” in SoftBank, within the meaning of 31 C.F.R. § 800.256, (i) have a principal place of business in, or are nationals of, a country listed in Country Group D:1, E:1, or E:2 of Supplement No. 1 to Part 740 of the Export Administration Regulations (“EAR”), or (ii) are a government end-user (as defined in the EAR) located or headquartered in a country not listed in Supplement No. 3 to 15 C.F.R. Part 740 of the EAR.

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IN WITNESS WHEREOF, the undersigned has executed this Proxy Agreement as of the date first written above.

ACON S2 ACQUISITION CORP.

By:	/s/ Adam Kriger
Name:	Adam Kriger
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Proxy Agreement as of the date first written above.

SB ENERGY GLOBAL HOLDINGS ONE LTD.

By:	/s/ Richard Hossfeld
Name:	Richard Hossfeld
Title:	Authorized Representative

IN WITNESS WHEREOF, the undersigned have executed this Proxy Agreement as of the date first written above.

ESS TECH, INC.

By:	/s/ Eric Dresselhuys
Name:	Eric Dresselhuys
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned, in his or her capacity as the Secretary of New ESS and not in a personal or other capacity, has executed this Proxy Agreement as of the date first written above.

PROXYHOLDER:

AMIR MOFTAKHAR

/s/ Amir Moftakhar